                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  Prescott Group Aggressive Small Cap,
                                       L.P.

Address:                               1924 South Utica, Suite 1120
                                       Tulsa, OK 74104

Date of Event Requiring Statement:     03/24/2020

Name:                                  Prescott Group Aggressive Small Cap II,
                                       L.P.

Address:                               1924 South Utica, Suite 1120
                                       Tulsa, OK 74104

Date of Event Requiring Statement:     03/24/2020

Name:                                  Prescott Group Aggressive Small Cap
                                       Master Fund, G.P.

Address:                               1924 South Utica, Suite 1120
                                       Tulsa, OK 74104

Date of Event Requiring Statement:     03/24/2020

Name:                                  Phil Frohlich

Address:                               1924 South Utica, Suite 1120
                                       Tulsa, OK 74104

Date of Event Requiring Statement:     03/24/2020